UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2021

ALTIMETER GROWTH CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39573	98-1554598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 Sand Hill Road, Suite 150 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 549-9145

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	AGCUU	NASDAQ Capital Market
Class A ordinary shares included as part of the units	AGC	NASDAQ Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AGCWW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Altimeter Growth Corp. (“AGC”) with the Securities and Exchange Commission (the “SEC”) on April 13, 2021, AGC entered into a Business Combination Agreement, dated as of April 12, 2021, (the “Business Combination Agreement”, and the transactions contemplated by the Business Combination Agreement, the “Business Combination”) with Grab Holdings Limited (formerly J1 Holdings Inc.), a Cayman Islands exempted Company (“GHL”), J2 Holdings Inc., a Cayman Islands exempted company and direct wholly-owned subsidiary of GHL, J3 Holdings Inc., a Cayman Islands exempted company and direct wholly-owned subsidiary of GHL and Grab Holdings Inc., a Cayman Islands exempted company.

The Business Combination was consummated in accordance with the terms of the Business Combination Agreement on December 1, 2021. As a result of the Business Combination, AGC has become a wholly owned subsidiary of GHL.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to AGC’s Current Report on Form 8-K/A filed with the SEC on April 13, 2021, incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on December 1, 2021, AGC notified the Nasdaq Stock Market (“NASDAQ”) of the consummation of the Business Combination and requested (i) that NASDAQ suspend trading of the AGC Class A ordinary shares, AGC warrants and AGC units (each as described on the cover page of this Current Report on Form 8-K; collectively, the “AGC Securities”), effective December 1, 2021 and (ii) file with the SEC a Form 25 to delist the AGC Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). AGC intends to file a certification on Form 15 with the SEC to deregister the AGC Securities and suspend AGC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As of the time of the Initial Merger and as a result of the Business Combination, a change in control of AGC occurred and AGC became a wholly-owned subsidiary of GHL.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Business Combination, the following officers and directors of AGC ceased to hold their respective positions: Brad Gerstner ceased to be Chairman, Chief Executive Officer and President; Hab Siam ceased to be General Counsel and director; and the following individuals also ceased to be directors: Rich Barton, Dev Ittycheria and Aishetu Fatima Dozie.

Item 8.01. Other Events

On December 1, 2021, GHL issued a press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 1, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2021	ALTIMETER GROWTH CORP.

	By:	/s/ Hab Siam
	Name:	Hab Siam
	Title:	General Counsel